Certifications

I, Charles E. Porter, a principal financial officer of Putnam International Large Cap Growth Fund, a series of
Putnam Investment Funds, certify that:
1. I have reviewed this report on Form N-SAR of Putnam
International Large Cap Growth Fund, a series of Putnam
Investment Funds;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and
3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: September 27, 2002
/s/Charles E. Porter
Charles E. Porter
Treasurer and Executive Vice President


Certifications

I, Karnig H. Durgarian, principal executive officer of Putnam International Large Cap Growth Fund, a series of
Putnam Investment Funds, certify that:
1. I have reviewed this report on Form N-SAR of Putnam
International Large Cap Growth Fund, a series of Putnam
Investment Funds;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and
3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: September 27, 2002
/s/Karnig H. Durgarian
Karnig H. Durgarian
Principal executive officer


Certifications

I, Steven D. Krichmar, a principal financial officer of Putnam International Large Cap Growth Fund, a series of
Putnam Investment Funds, certify that:
1. I have reviewed this report on Form N-SAR of Putnam
International Large Cap Growth Fund, a series of Putnam
Investment Funds;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and
3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: September 27, 2002
/s/Steven D. Krichmar
Steven D. Krichmar
Principal financial officer